UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
  Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)       June 22, 2009

                              VITAL PRODUCTS, INC.
           (Exact name of registrant as specified in its charter)

     DELAWARE                      333-127915               98-0464272
  ----------------             --------------------    -------------------
  (State or Other                 (Commission          (IRS Employer
  Jurisdiction of                 File Number)           Identification
   Incorporation)                                            No.)



    245 Drumlin Circle, Concord, Ontario, Canada                 L4K 3E4
     (Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code   (905) 482-0200

                                Not Applicable.

          (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.


On May 26, 2009, pursuant to stockholder consent, our Board of Directors authorized an amendment to our Certificate of Incorporation to effect a reverse split of the issued and outstanding shares of our common stock, par value $0.0001, on a 1 for 100 basis. We filed the Amendment with the Delaware Secretary of State on May 27, 2009 with an effective date of June 22, 2009 (the "Effective Date"). Although the amendment was effective with the State of Delaware on June 22, 2009, the reverse split will not be effected until we receive approval by the Financial Industry Regulatory Authority, Inc., or FINRA. We are currently waiting for FINRA to approve the foregoing reverse split so that it is effective in the market.

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Upon approval by FINRA, each holder of common stock will receive 1 share of our common stock for each 100 shares of our common stock they own immediately prior to the Effective Date. We will not issue fractional shares in connection with the foregoing stock split. Fractional shares will be rounded up to the nearest whole share.

A copy of the amendment is attached to this current report as Exhibit 3.1 and is included herein by reference.

This report contains forward-looking statements that involve risks and uncertainties. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks and uncertainties as may be detailed from time to time in our public announcements and filings with the U.S. Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made. We do not intend to update any of the forward-looking statements after the date of this report to conform these statements to actual results or to changes in our expectations, except as required by law.


Item 9.01.           Financial Statements and Exhibits.


EXHIBIT
NUMBER          DESCRIPTION

3.1 Certificate of Amendment to the Certificate of Incorporation, dated June 22, 2009 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Vital Products, Inc.
                                          --------------------------
                                                (Registrant)

Date  June 26, 2009

                                          By:/s/ Michael Levine
                                          --------------------------
                                                 (Signature)

                                           Name: Michael Levine
                                          Title: Chief Executive Officer


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